                 DEAN WITTER RETIREMENT SERIES - LIQUID ASSET FUND
                                      07/31/97




                Exhibit 16: Schedule for computation of each performance quotation provided in the Statement of Additional Information.


      (A)       The Fund's current yield for the seven days ending
                July 31, 1997

                (A-B) x 365/N

                (1.000892-1)  x  365/7       =                      4.65%

                The Fund's effective annualized yield for the seven days ending July 31, 1997

                       365/N
                A                    - 1

                               365/7
                1.000892               - 1        =                  4.76%

                WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES
      (B)       The Fund's current yield for the seven days ending
                July 31, 1997

                (A-B) x 365/N

                (1.000836-1)  x  365/7      =                        4.36%

                The Fund's effective annualized yield for the seven days ending July 31, 1995

                       365/N
                A                    - 1

                               365/7
                1.000836               - 1        =                   4.45%



                A =  Value of a share of the Trust at end of period.
                B = Value of a share of the Trust at beginning of period. N = Number of days in the period.

                         SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS DEAN WITTER RETIREMENT SERIES LIQUID ASSET FUND INC.


(A)                  GROWTH OF $10,000
(B)                  GROWTH OF $50,000
(C)                  GROWTH OF $100,000


FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION



INVESTED - P        TOTAL
$10,000, $50,000 &  RETURN - TR      (A)   GROWTH OF         (B)   GROWTH OF               (C)   GROWTH OF
$100,000              31-Jul-97      $10,000 INVESTMENT- G   $50,000 INVESTMENT- G         $100,000 INVESTMENT- G
--------------      ------------     ---------------------------------------------------   -----------------------
  30-Dec-92               22.97           $12,297                        $61,485                         $122,970

DEAN WITTER RETIREMENT SERIES - U.S. GOV'T MONEY MARKET SERIES
                            07/31/97

                With Waiver of Fees and Assumption of Expenses.

                Exhibit 16: Schedule for computation of each performance quotation provided in the Statement of Additional Information.


      (16)      The Fund's current yield for the seven days ending
                July 31, 1997

                (A-B) x 365/N

                (1.000875-1)  x  365/7      =                       4.56%

                The Fund's effective annualized yield for the seven days ending July 31, 1997

                       365/N
                A                    - 1

                               365/7
                1.000875              - 1        =                   4.65%

                A =  Value of a share of the Trust at end of period.

                B =  Value of a share of the Trust at beginning of period.

                N =  Number of days in the period.

DEAN WITTER RETIREMENT SERIES - U.S. GOV'T MONEY MARKET SERIES
                    07/31/97

                 Without Waiver of Fees and Assumption of Expenses.

                 Exhibit 16: Schedule for computation of each performance quotation provided in the Statement of Additional Information.


      (16)       The Fund's current yield for the seven days ending
                 07/31/97

                 (A-B) x 365/N

                 (1.000673-1)  x  365/7      =                       3.51%

                 The Fund's effective annualized yield for the seven days ending 07/31/97

                        365/N
                 A                    - 1

                                365/7
                 1.000673              - 1        =                   3.57%

                 A =  Value of a share of the Trust at end of period.

                 B =  Value of a share of the Trust at beginning of period.

                 N =  Number of days in the period.

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS DEAN WITTER RETIREMENT SERIES U.S. GOVT. MONEY MARKET


(A)        GROWTH OF $10,000
(B)        GROWTH OF $50,000
(C)        GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION



INVESTED - P            TOTAL
$10,000, $50,000 &      RETURN - TR          (A)   GROWTH OF           (B)   GROWTH OF          (C)   GROWTH OF
$100,000                  31-Jul-97         $10,000 INVESTMENT- G     $50,000 INVESTMENT- G     $100,000 INVESTMENT- G
--------------          ------------        -------------------------------------------------   -----------------------------
    02-Jan-93                 21.03                $12,103                       $60,515                       $121,030

 DEAN WITTER RETIREMENT SERIES U.S. GOVERNMENT SECURITIES TRUST

SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                                WITH FEE WAIVER

                                 JULY 31, 1997

                                     6
(A)     YIELD = 2{[((a-b)/cd)+1]-1}



        WHERE:          a = Dividends and interest earned during the period

                        b = Expenses accrued for the period

                        c = The average daily number of shares outstanding
                               during the period that were entitled to receive dividends

                        d = The maximum offering price per share on the last
                                 day of the period


                                                                       6
        YIELD = 2{[((60,467.26-8,486.73)/1,056,125.678 X 9.91)+1]-1}

                                          =6.03%

 DEAN WITTER RETIREMENT SERIES U.S. GOVERNMENT SECURITIES TRUST

SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                           WITHOUT FEE WAIVER

                           JULY 31, 1997

                                     6
(A)     YIELD = 2{[((a-b)/cd)+1]-1}



        WHERE:        a = Dividends and interest earned during the period

                      b = Expenses accrued for the period

                      c = The average daily number of shares outstanding
                             during the period that were entitled to receive dividends

                      d = The maximum offering price per share on the last
                             day of the period


                                                                        6
        YIELD = 2{[((60,467.26-12,826.97)/1,056,125.678 X 9.91)+1]-1}

                                        = 5.52%

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
               DEAN WITTER RETIREMENT SERIES U.S. GOVERNMENT SECURITIES TRUST




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                                           _                                 _
                           |        ______________________  |
FORMULA:                   |       |                        |
                           |  /\ n |                  EV            |
                   t  =    |    \  |             -------------      |  - 1
                           |     \ |                   P            |
                           |      \|                        |
                           |_                              _|

                               EV
                  TR  =    ----------           - 1
                                P


              t = AVERAGE ANNUAL COMPOUND RETURN
              n = NUMBER OF YEARS
             EV = ENDING VALUE
              P = INITIAL INVESTMENT
             TR = TOTAL RETURN


                                             (B)                                       (A)
 $1,000              EV AS OF               TOTAL              NUMBER OF              AVERAGE ANNUAL
INVESTED - P            31-Jul-97           RETURN - TR        YEARS - n              COMPOUND RETURN - t
-------------        -------------          -----------        -------------------    --------------------------
  31-Jul-96            $1,097.00                 9.70%                        1                      9.70%

  08-Jan-93            $1,257.90                25.79%                   4.5492                      5.16%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                             _                                                _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |                  EVb           |
                    tb =    |    \  |             -------------      |  - 1
                            |     \ |                   P            |
                            |      \|                        |
                            |_                              _|


                      tb = AVERAGE ANNUAL COMPOUND RETURN
                           (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                       n = NUMBER OF YEARS
                     EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                           ASSUMED BY FUND MANAGER)
                       P = INITIAL INVESTMENT


                                                                (C)
$1,000               EVb AS OF            NUMBER OF            AVERAGE ANNUAL
INVESTED - P             31-Jul-97        YEARS - n            COMPOUND RETURN - tb
-------------        --------------       ------------         -------------------------
   31-Jul-96             $1,090.30                  1                      9.03%

   08-Jan-93             $1,223.60             4.5585                      4.53%


(D)                  GROWTH OF $10,000
(E)                  GROWTH OF $50,000
(F)                  GROWTH OF $100,000


FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION


$10,000             TOTAL             (D)   GROWTH OF             (E)   GROWTH OF             (F)   GROWTH OF
INVESTED - P        RETURN - TR      $10,000 INVESTMENT- G       $50,000 INVESTMENT- G       $100,000 INVESTMENT- G
------------        -----------      -------------------------------------------------       --------------------------
  08-Jan-93              25.79           $12,579                             $62,895                       $125,790

           DEAN WITTER RETIREMENT INTERMEDIATE INCOME SECURITIES

          SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                                WITH WAIVER
                                       07/31/97

                                     6
(A)       YIELD = 2{[((a-b)/cd)+1]-1}



          WHERE:          a = Dividends and interest earned during the period

                          b = Expenses accrued for the period

                          c = The average daily number of shares outstanding
                                 during the period that were entitled to receive dividends

                          d = The maximum offering price per share on the last
                                 day of the period


                                                                 6
          YIELD = 2{[((13279.76-1963.37)/251404.972 X 9.67)+1]-1}

                                          = 5.65%

           DEAN WITTER RETIREMENT INTERMEDIATE INCOME SECURITIES

          SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                                WITHOUT WAIVER
                                        07/31/97

                                     6
(A)       YIELD = 2{[((a-b)/cd)+1]-1}



          WHERE:        a = Dividends and interest earned during the period

                        b = Expenses accrued for the period

                        c = The average daily number of shares outstanding
                               during the period that were entitled to receive dividends

                        d = The maximum offering price per share on the last
                               day of the period

                                                                 6
          YIELD = 2{[((13279.76-8936.80)/251404.972 X 9.67)+1]-1}

                                        = 2.15%

            SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
             DEAN WITTER RETIREMENT SERIES INTERMEDIATE INCOME




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                           _                                                  _
                          |        ______________________  |
FORMULA:                  |       |                        |
                          |  /\ n |                  EV            |
                 t  =     |    \  |             -------------      |  - 1
                          |     \ |                   P            |
                          |      \|                        |
                          |_                              _|

                              EV
                TR  =     ----------           - 1
                               P


           t = AVERAGE ANNUAL COMPOUND RETURN
           n = NUMBER OF YEARS
          EV = ENDING VALUE
           P = INITIAL INVESTMENT
          TR = TOTAL RETURN


                                           (B)                                (A)
$1,000                 EV AS OF           TOTAL             NUMBER OF        AVERAGE ANNUAL
INVESTED - P              31-Jul-97       RETURN - TR       YEARS - n        COMPOUND RETURN - t
-------------          -------------      -----------       -------------    ------------------------
   31-Jul-96              $1,086.30             8.63%                 1                     8.63%

   12-Jan-93              $1,257.20            25.72%            4.5476                     5.16%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                            _                                                 _
                           |        ______________________  |
FORMULA:                   |       |                        |
                           |  /\ n |                  EVb           |
                  tb =     |    \  |             -------------      |  - 1
                           |     \ |                   P            |
                           |      \|                        |
                           |_                              _|


                      tb = AVERAGE ANNUAL COMPOUND RETURN
                           (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                       n = NUMBER OF YEARS
                     EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                           ASSUMED BY FUND MANAGER)
                       P = INITIAL INVESTMENT


                                                                      (C)
$1,000               EVb AS OF            NUMBER OF                  AVERAGE ANNUAL
INVESTED - P            31-Jul-97         YEARS - n                  COMPOUND RETURN - tb
-------------        -------------        ------------               -----------------------
   31-Jul-96            $1,070.60                   1                            7.06%

   12-Jan-93            $1,210.40              4.5476                            4.29%


(D)                  GROWTH OF $10,000
(E)                  GROWTH OF $50,000
(F)                  GROWTH OF $100,000



FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION


$10,000             TOTAL            (D)   GROWTH OF                  (E)   GROWTH OF               (F)   GROWTH OF
INVESTED - P        RETURN - TR      $10,000 INVESTMENT- G            $50,000 INVESTMENT- G        $100,000 INVESTMENT- G
------------        -----------      ------------------------------------------------------        --------------------------
  12-Jan-93              25.72               $12,572                            $62,860                          $125,720

                                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                     DEAN WITTER RETIREMENT SERIES AMERICAN VALUE




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                           _                                                 _
                          |        ______________________  |
FORMULA:                  |       |                        |
                          |  /\ n |                  EV            |
                 t  =     |    \  |             -------------      |  - 1
                          |     \ |                   P            |
                          |      \|                        |
                          |_                              _|

                              EV
                TR  =     ----------           - 1
                              P


            t = AVERAGE ANNUAL COMPOUND RETURN
            n = NUMBER OF YEARS
           EV = ENDING VALUE
            P = INITIAL INVESTMENT
           TR = TOTAL RETURN

                                          (B)                                           (A)
  $1,000          EV AS OF               TOTAL               NUMBER OF                 AVERAGE ANNUAL
INVESTED - P         31-Jul-97           RETURN - TR         YEARS - n                 COMPOUND RETURN - t
--------------    --------------         -----------         ------------------        --------------------------

   31-Jul-96         $1,416.20               41.62%                          1                       41.62%

   01-Feb-93         $2,074.00              107.40%                     4.4928                       17.63%


(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                       _                                                _
                      |        ______________________  |
FORMULA:              |       |                        |
                      |  /\ n |                  EVb           |
             tb =     |    \  |             -------------      |  - 1
                      |     \ |                   P            |
                      |      \|                        |
                      |_                              _|


          tb = AVERAGE ANNUAL COMPOUND RETURN
               (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
         EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
               ASSUMED BY FUND MANAGER)
           P = INITIAL INVESTMENT


                                                                    (C)
$1,000             EVb AS OF              NUMBER OF                AVERAGE ANNUAL
INVESTED - P          31-Jul-97           YEARS - n                COMPOUND RETURN - tb
-------------      --------------         ------------             --------------------------
   31-Jul-96          $1,413.70                    1                         41.37%

   01-Feb-93          $2,053.20               4.4928                         17.37%

(D)       GROWTH OF $10,000
(E)       GROWTH OF $50,000
(F)       GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


$10,000           TOTAL                 (D)   GROWTH OF           (E)   GROWTH OF              (F)   GROWTH OF
INVESTED - P      RETURN - TR          $10,000 INVESTMENT- G     $50,000 INVESTMENT- G        $100,000 INVESTMENT- G
------------      -------------        ----------------------------------------------------   -----------------------------
  01-Feb-93           107.40                $20,740                         $103,700                        $207,400

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
              DEAN WITTER RETIREMENT SERIES CAPITAL GROWTH




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                           _                                                  _
                          |        ______________________  |
FORMULA:                  |       |                        |
                          |  /\ n |                  EV            |
                 t  =     |    \  |             -------------      |  - 1
                          |     \ |                   P            |
                          |      \|                        |
                          |_                              _|

                              EV
                TR  =     ----------           - 1
                               P


             t = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
            EV = ENDING VALUE
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN


                                             (B)                                                       (A)
$1,000              EV AS OF                TOTAL                        NUMBER OF                    AVERAGE ANNUAL
INVESTED - P           31-Jul-97            RETURN - TR                  YEARS - n                    COMPOUND RETURN - t
--------------      -------------           ------------                 -----------------            ---------------------------
   31-Jul-96           $1,434.60                  43.46%                                1                          43.46%

   02-Feb-93           $1,868.00                  86.80%                           4.4901                          14.93%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                        _                                                  _
                       |        ______________________  |
FORMULA:               |       |                        |
                       |  /\ n |                  EVb           |
                 tb =  |    \  |             -------------      |  - 1
                       |     \ |                   P            |
                       |      \|                        |
                       |_                              _|


              tb = AVERAGE ANNUAL COMPOUND RETURN
                   (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
               n = NUMBER OF YEARS
             EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                   ASSUMED BY FUND MANAGER)
               P = INITIAL INVESTMENT


                                                                         (C)
$1,000                EVb AS OF              NUMBER OF                 AVERAGE ANNUAL
INVESTED - P             31-Jul-97           YEARS - n                 COMPOUND RETURN - tb
--------------        --------------         -----------               ------------------------
  31-Jul-96              $1,411.90                 1.00                          41.19%

  02-Feb-93              $1,822.50               4.4901                          14.30%

(D)                  GROWTH OF $10,000
(E)                  GROWTH OF $50,000
(F)                  GROWTH OF $100,000


FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION


$10,000             TOTAL                (D)   GROWTH OF                 (E)   GROWTH OF                 (F)   GROWTH OF
INVESTED - P        RETURN - TR          $10,000 INVESTMENT- G          $50,000 INVESTMENT- G           $100,000 INVESTMENT- G
------------        -----------          ---------------------------------------------------------      ---------------------------
  02-Feb-93              86.80               $18,680                                $93,400                         $186,800

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
              DEAN WITTER RETIREMENT SERIES DIVIDEND GROWTH




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                           _                                                  _
                          |        ______________________  |
FORMULA:                  |       |                        |
                          |  /\ n |                  EV            |
                   t  =   |    \  |             -------------      |  - 1
                          |     \ |                   P            |
                          |      \|                        |
                          |_                              _|

                              EV
                  TR  =   ----------           - 1
                               P


                t = AVERAGE ANNUAL COMPOUND RETURN
                n = NUMBER OF YEARS
               EV = ENDING VALUE
                P = INITIAL INVESTMENT
               TR = TOTAL RETURN

                                          (B)                                               (A)
$1,000             EV AS OF              TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P          31-Jul-97          RETURN - TR           YEARS - n                   COMPOUND RETURN - t
--------------     --------------        ------------          -------------------         -------------------------
   31-Jul-96          $1,419.20               41.92%                           1                        41.92%

   07-Jan-93          $2,305.10              130.51%                      4.5613                        20.09%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                               _                                              _
                              |        ______________________  |
FORMULA:                      |       |                        |
                              |  /\ n |                  EVb           |
                     tb =     |    \  |             -------------      |  - 1
                              |     \ |                   P            |
                              |      \|                        |
                              |_                              _|


                 tb = AVERAGE ANNUAL COMPOUND RETURN
                      (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                  n = NUMBER OF YEARS
                EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                      ASSUMED BY FUND MANAGER)
                  P = INITIAL INVESTMENT


                                                                 (C)
$1,000                 EVb AS OF           NUMBER OF            AVERAGE ANNUAL
INVESTED - P              31-Jul-97        YEARS - n            COMPOUND RETURN - tb
--------------         -------------       -----------          ---------------------------
  07-Jan-93               $2,293.40            4.5613                       19.96%



(D)                  GROWTH OF $10,000
(E)                  GROWTH OF $50,000
(F)                  GROWTH OF $100,000


FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION


$10,000               TOTAL             (D)   GROWTH OF                  (E)   GROWTH OF                (F)   GROWTH OF
INVESTED - P          RETURN - TR        $10,000 INVESTMENT- G           $50,000 INVESTMENT- G          $100,000 INVESTMENT- G
--------------        -----------       -------------------------------------------------------         ---------------------------
  07-Jan-93              130.51              $23,051                               $115,255                            $230,510

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
              DEAN WITTER RETIREMENT SERIES STRATEGIST




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                         _                                                   _
                        |        ______________________  |
FORMULA:                |       |                        |
                        |  /\ n |                  EV            |
                t  =    |    \  |             -------------      |  - 1
                        |     \ |                   P            |
                        |      \|                        |
                        |_                              _|

                            EV
               TR  =    ----------           - 1
                             P


             t = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
            EV = ENDING VALUE
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN


                                          (B)                                               (A)
$1,000             EV AS OF              TOTAL                  NUMBER OF                  AVERAGE ANNUAL
INVESTED - P          31-Jul-97          RETURN - TR            YEARS - n                  COMPOUND RETURN - t
------------       --------------        ------------           -------------------        --------------------------
  31-Jul-96           $1,273.50               27.35%                            1                         27.35%

  07-Jan-93           $1,733.00               73.30%                       4.5613                         12.81%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF
      FEES AND ASSUMPTION OF EXPENSES.

                             _                                                _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |                  EVb           |
                  tb =      |    \  |             -------------      |  - 1
                            |     \ |                   P            |
                            |      \|                        |
                            |_                              _|


            tb = AVERAGE ANNUAL COMPOUND RETURN
                 (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
             n = NUMBER OF YEARS
           EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                 ASSUMED BY FUND MANAGER)
             P = INITIAL INVESTMENT


                                                                   (C)
$1,000                 EVb AS OF            NUMBER OF             AVERAGE ANNUAL
INVESTED - P              31-Jul-97         YEARS - n             COMPOUND RETURN - tb
--------------         -------------        ------------          ------------------------
  31-Jul-96              $1,269.30                   1                        26.93%

  07-Jan-93              $1,714.80              4.5613                        12.55%


(D)                  GROWTH OF $10,000
(E)                  GROWTH OF $50,000
(F)                  GROWTH OF $100,000


FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION


$10,000               TOTAL                 (D)   GROWTH OF               (E)   GROWTH OF                    (F)   GROWTH OF
INVESTED - P          RETURN - TR           $10,000 INVESTMENT- G         $50,000 INVESTMENT- G              $100,000 INVESTMENT- G
-------------         ------------          ----------------------------------------------------             ----------------------
 07-Jan-93                73.30                 $17,330                           $86,650                               $173,300

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
              DEAN WITTER RETIREMENT SERIES UTILITIES




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                           _                                                  _
                          |        ______________________  |
FORMULA:                  |       |                        |
                          |  /\ n |                  EV            |
                 t  =     |    \  |             -------------      |  - 1
                          |     \ |                   P            |
                          |      \|                        |
                          |_                              _|

                              EV
                TR  =     ----------           - 1
                               P


              t = AVERAGE ANNUAL COMPOUND RETURN
              n = NUMBER OF YEARS
             EV = ENDING VALUE
              P = INITIAL INVESTMENT
             TR = TOTAL RETURN


                                           (B)                                                     (A)
$1,000             EV AS OF               TOTAL                   NUMBER OF                       AVERAGE ANNUAL
INVESTED - P          31-Jul-97           RETURN - TR             YEARS - n                       COMPOUND RETURN - t
-------------      -------------          -----------             ----------------------          -------------------------
   31-Jul-96         $1,198.70                19.87%                                 1                          19.87%

   08-Jan-93         $1,593.30                59.33%                            4.5585                          10.76%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                           _                                                  _
                          |        ______________________  |
FORMULA:                  |       |                        |
                          |  /\ n |                  EVb           |
                  tb =    |    \  |             -------------      |  - 1
                          |     \ |                   P            |
                          |      \|                        |
                          |_                              _|


               tb = AVERAGE ANNUAL COMPOUND RETURN
                    (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                n = NUMBER OF YEARS
              EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                    ASSUMED BY FUND MANAGER)
                P = INITIAL INVESTMENT


                                                               (C)
$1,000                 EVb AS OF            NUMBER OF         AVERAGE ANNUAL
INVESTED - P               31-Jul-97        YEARS - n         COMPOUND RETURN - tb
-------------          --------------       -----------       ------------------------
   31-Jul-96               $1,187.40                1                    18.74%

   08-Jan-93               $1,527.40           4.5585                     9.74%


(D)                  GROWTH OF $10,000
(E)                  GROWTH OF $50,000
(F)                  GROWTH OF $100,000

FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION


$10,000            TOTAL              (D)   GROWTH OF             (E)   GROWTH OF                  (F)   GROWTH OF
INVESTED - P       RETURN - TR        $10,000 INVESTMENT- G       $50,000 INVESTMENT- G            $100,000 INVESTMENT- G
------------       -----------        -----------------------------------------------------        --------------------------
  08-Jan-93             59.33             $15,933                               $79,665                          $159,330

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
              DEAN WITTER RETIREMENT SERIES VALUE ADDED




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                           _                                                  _
                          |        ______________________  |
FORMULA:                  |       |                        |
                          |  /\ n |                  EV            |
                  t  =    |    \  |             -------------      |  - 1
                          |     \ |                   P            |
                          |      \|                        |
                          |_                              _|

                              EV
                 TR  =    ----------           - 1
                               P


             t = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
            EV = ENDING VALUE
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN


                                            (B)                                                (A)
$1,000             EV AS OF                TOTAL                 NUMBER OF                    AVERAGE ANNUAL
INVESTED - P          31-Jul-97            RETURN - TR           YEARS - n                    COMPOUND RETURN - t
------------       -------------           -----------           -------------------          ---------------------------
 31-Jul-96            $1,431.20                43.12%                            1                          43.12%

 01-Feb-93            $2,140.50               114.05%                       4.4928                          18.46%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF
      FEES AND ASSUMPTION OF EXPENSES.

                       _                                                 _
                      |        ______________________  |
FORMULA:              |       |                        |
                      |  /\ n |                  EVb           |
               tb =   |    \  |             -------------      |  - 1
                      |     \ |                   P            |
                      |      \|                        |
                      |_                              _|


             tb = AVERAGE ANNUAL COMPOUND RETURN
                  (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
              n = NUMBER OF YEARS
            EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                  ASSUMED BY FUND MANAGER)
              P = INITIAL INVESTMENT


                                                                  (C)
$1,000            EVb AS OF              NUMBER OF               AVERAGE ANNUAL
INVESTED - P          31-Jul-97          YEARS - n               COMPOUND RETURN - tb
-------------     --------------         ------------            --------------------------
  31-Jul-96           $1,430.50                   1                         43.05%

  01-Feb-93           $2,123.40              4.4928                         18.25%


(D)                  GROWTH OF $10,000
(E)                  GROWTH OF $50,000
(F)                  GROWTH OF $100,000


FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION


$10,000             TOTAL                 (D)   GROWTH OF                 (E)   GROWTH OF            (F)   GROWTH OF
INVESTED - P        RETURN - TR           $10,000 INVESTMENT- G           $50,000 INVESTMENT- G      $100,000 INVESTMENT- G
------------        -----------           -----------------------------------------------------      ---------------------------
 01-Feb-93              114.05                  $21,405                             $107,025                       $214,050

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
              DEAN WITTER RETIREMENT SERIES GLOBAL EQUITY




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                              _                                                           _
                             |        ______________________  |
FORMULA:                     |       |                        |
                             |  /\ n |                  EV            |
                    t  =     |    \  |             -------------      |  - 1
                             |     \ |                   P            |
                             |      \|                        |
                             |_                              _|

                                 EV
                   TR  =     ----------           - 1
                                  P


                 t = AVERAGE ANNUAL COMPOUND RETURN
                 n = NUMBER OF YEARS
                EV = ENDING VALUE
                 P = INITIAL INVESTMENT
                TR = TOTAL RETURN


                                          (B)                                                (A)
$1,000             EV AS OF              TOTAL                NUMBER OF                     AVERAGE ANNUAL
INVESTED - P          31-Jul-97          RETURN - TR          YEARS - n                     COMPOUND RETURN - t
------------       -------------         ------------         ---------------------         ---------------------------
  31-Jul-96          $1,266.60               26.66%                           1                           26.66%

  08-Jan-93          $1,541.60               54.16%                      4.5585                            9.96%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF
      FEES AND ASSUMPTION OF EXPENSES.

                             _                                                _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |                  EVb           |
                      tb =  |    \  |             -------------      |  - 1
                            |     \ |                   P            |
                            |      \|                        |
                            |_                              _|


                tb = AVERAGE ANNUAL COMPOUND RETURN
                     (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                 n = NUMBER OF YEARS
               EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                     ASSUMED BY FUND MANAGER)
                 P = INITIAL INVESTMENT


                                                                   (C)
$1,000             EVb AS OF               NUMBER OF              AVERAGE ANNUAL
INVESTED - P           31-Jul-97           YEARS - n              COMPOUND RETURN - tb
-------------      ---------------         ------------           ------------------------
  31-Jul-96            $1,258.70                    1                        25.87%

  08-Jan-93            $1,513.90               4.5585                         9.52%


(D)                  GROWTH OF $10,000
(E)                  GROWTH OF $50,000
(F)                  GROWTH OF $100,000


FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION


$10,000              TOTAL              (D)   GROWTH OF              (E)   GROWTH OF                  (F)   GROWTH OF
INVESTED - P         RETURN - TR        $10,000 INVESTMENT- G        $50,000 INVESTMENT- G            $100,000 INVESTMENT- G
-------------        -------------      --------------------------------------------------------      -----------------------------
  08-Jan-93                54.16              $15,416                       $77,080                                 $154,160